Exhibit 99.11
                                -------------
                 Computational Materials and/or ABS Term Sheets

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                            Interest Only (Group 2)
                               ARM $243,498,246
                                Detailed Report


Summary of Loans in Statistical Calculation Pool                                                                Range
(As of Calculation Date)                                                                                        -----

Total Number of Loans                                                                     606
Total Outstanding Balance                                                        $243,498,246
Average Loan Balance                                                                 $401,812           $106,400 to $979,920
WA Mortgage Rate                                                                       6.466%             4.700% to 10.550%
Net WAC                                                                                5.499%             3.201% to 9.051%
ARM Characteristics
      WA Gross Margin                                                                  6.385%             4.050% to 10.550%
      WA Months to First Roll                                                              28                 16 to 36
      WA First Periodic Cap                                                            1.735%             1.500% to 3.000%
      WA Subsequent Periodic Cap                                                       1.428%             1.000% to 1.500%
      WA Lifetime Cap                                                                 13.333%            10.250% to 17.550%
      WA Lifetime Floor                                                                6.453%             4.050% to 10.550%
WA Original Term (months)                                                                 360                360 to 360
WA Remaining Term (months)                                                                359                352 to 360
WA LTV                                                                                 85.86%             59.06% to 100.00%
 Percentage of Pool with CLTV > 100%                                                    0.00%
 WA Effective LTV (Post MI)                                                            73.50%
 Second Liens w/100% CLTV                                                               0.00%
WA FICO                                                                                   684

Secured by (% of pool)         1st Liens                                              100.00%
                               2nd Liens                                                0.00%
Prepayment Penalty at Loan Orig (% of all loans)                                       85.75%




-------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:     Top 5 Prop:        Doc Types:         Purpose Codes:        Occ Codes:          Grades:        Orig PP Term:
 -------------     -----------        ----------         --------------        ----------          -------        -------------
CA      67.21%   SFR      68.41%   FULL       57.11%    PUR      66.33%      OO      98.24%      A    100.00     0       14.25%
FL       5.46%   PUD      21.90%   STATED     42.89%    RCO      32.78%      INV      1.35%                      12      8.45%
VA       4.09%   CND       7.65%                        RNC       0.89%      2H       0.40%                      24      49.54%
NV       3.93%   2 FAM     1.85%                                                                                 36      27.67%
AZ       2.27%   CNDP      0.18%                                                                                 60      0.10%




-------------------------------------------------------------------------------------------------------------------------------


Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------


                            Interest Only (Group 2)
                               ARM $243,498,246
                                Detailed Report


----------------------------------------------------------------------------------------------------------------------------------
                                                               Program
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC     TERM  FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
2/28 LIB6M - IO - 24          $116,876,312     291  48.00      $401,637   6.492   358.56   680        86.3
2/28 LIB6M - IO - 60           $19,033,253      51   7.82      $373,201   6.452   357.78   697        82.5
3/27 LIB6M - IO - 36          $101,224,093     245  41.57      $413,160   6.444   358.68   686        86.3
3/27 LIB6M - IO - 60            $6,364,588      19   2.61      $334,978   6.392   357.70   677        80.3
----------------------------------------------------------------------------------------------------------------------------------
                              $243,498,246     606 100.00      $401,812   6.466   358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC     TERM  FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
ARM 360                       $243,498,246     606 100.00      $401,812   6.466   358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------
                              $243,498,246     606 100.00      $401,812   6.466   358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC     TERM  FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
$100,000.01 - $150,000.00       $1,154,873       9   0.47      $128,319   6.850   358.25   667        84.1
$150,000.01 - $200,000.00       $5,019,652      28   2.06      $179,273   7.095   358.00   674        86.5
$200,000.01 - $250,000.00       $9,969,747      43   4.09      $231,855   6.758   358.28   675        86.0
$250,000.01 - $300,000.00      $12,069,916      44   4.96      $274,316   6.625   357.98   678        86.4
$300,000.01 - $350,000.00      $12,689,580      39   5.21      $325,374   6.641   358.23   687        85.8
$350,000.01 - $400,000.00      $62,279,465     165  25.58      $377,451   6.466   358.48   681        84.8
$400,000.01 - $450,000.00      $41,481,003      97  17.04      $427,639   6.423   358.49   686        85.7
$450,000.01 - $500,000.00      $37,767,252      79  15.51      $478,066   6.495   358.69   683        86.3
$500,000.01 - $550,000.00      $20,912,247      40   8.59      $522,806   6.481   358.65   684        88.2
$550,000.01 - $600,000.00      $13,797,260      24   5.67      $574,886   6.269   358.91   677        87.0
$600,000.01 - $650,000.00      $10,674,340      17   4.38      $627,902   6.279   358.83   690        88.9
$650,000.01 - $700,000.00       $6,761,400      10   2.78      $676,140   6.013   358.89   709        82.9
$700,000.01 - $750,000.00       $2,174,250       3   0.89      $724,750   6.003   358.33   685        91.3
$750,000.01 - $800,000.00       $3,128,000       4   1.28      $782,000   6.116   358.24   685        82.4
$800,000.01 - $850,000.00       $1,661,841       2   0.68      $830,921   5.690   358.00   702        72.3
> $900,000.00                   $1,957,420       2   0.80      $978,710   6.950   359.50   699        82.5
----------------------------------------------------------------------------------------------------------------------------------
                              $243,498,246     606 100.00      $401,812   6.466   358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                State
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT     # OF   % OF       AVERAGE    GROSS    REMG.              ORIG
DESCRIPTION                      BALANCE     LOANS  TOTAL      BALANCE     WAC     TERM  FICO         LTV
----------------------------------------------------------------------------------------------------------------------------------
Alabama                     $328,400       2   0.13      $164,200    7.468  358.00   665       100.0
Arizona                   $5,530,988      19   2.27      $291,105    6.466  358.52   675        81.5


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                       Interest Only (Group 2)
                                                          ARM $243,498,246
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                                State
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
Arkansas                    $110,000       1   0.05      $110,000    8.400  359.00   654       100.0
California              $163,663,425     375  67.21      $436,436    6.309  358.56   686        85.4
Colorado                  $4,196,897      14   1.72      $299,778    6.570  358.58   670        84.8
Connecticut                 $360,000       1   0.15      $360,000    5.990  358.00   734        80.0
Delaware                    $336,000       1   0.14      $336,000    7.625  359.00   725        80.0
District of Columbia        $941,200       2   0.39      $470,600    5.862  359.00   690        70.2
Florida                  $13,296,752      36   5.46      $369,354    7.052  358.60   674        86.2
Georgia                   $1,111,700       3   0.46      $370,567    7.161  358.29   681        93.0
Hawaii                    $1,962,810       4   0.81      $490,703    6.655  357.83   687        87.7
Illinois                  $3,300,890       9   1.36      $366,766    6.735  358.85   684        89.4
Indiana                     $207,000       1   0.09      $207,000    6.000  359.00   650       100.0
Kentucky                    $140,000       1   0.06      $140,000    5.000  358.00   694        80.0
Maryland                  $3,749,366      10   1.54      $374,937    6.531  358.48   692        85.8
Massachusetts               $742,500       2   0.30      $371,250    6.271  358.39   670        86.1
Michigan                    $840,443       3   0.35      $280,148    8.776  358.00   684       100.0
Minnesota                 $1,847,200       5   0.76      $369,440    7.451  358.49   657        95.7
Missouri                    $731,900       2   0.30      $365,950    8.058  358.32   659        90.2
Montana                     $719,355       2   0.30      $359,678    6.841  358.51   675        84.4
Nevada                    $9,557,808      29   3.93      $329,580    6.744  358.34   679        83.9
New Hampshire               $369,900       1   0.15      $369,900    7.150  358.00   656       100.0
New Jersey                $2,358,550       7   0.97      $336,936    6.471  358.35   675        88.0
New York                  $4,565,913      11   1.88      $415,083    6.249  358.91   686        95.5
North Carolina              $168,874       1   0.07      $168,874    6.325  359.00   678        80.0
Ohio                        $443,520       2   0.18      $221,760    8.718  358.00   645       100.0
Oregon                      $665,489       2   0.27      $332,745    6.853  358.00   680        93.6
Pennsylvania              $1,629,500       5   0.67      $325,900    7.127  356.90   668        87.5
Rhode Island                $244,000       1   0.10      $244,000    6.300  357.00   753        80.0
South Carolina              $403,512       2   0.17      $201,756    7.048  357.78   713        85.8
Tennessee                   $587,300       3   0.24      $195,767    8.151  358.22   670        95.4
Texas                     $1,188,203       4   0.49      $297,051    6.826  358.41   679        90.0
Utah                      $1,746,360       4   0.72      $436,590    7.040  358.15   647        90.4
Virginia                  $9,954,320      26   4.09      $382,858    6.816  358.38   680        83.9
Washington                $4,890,304      13   2.01      $376,177    6.459  358.69   680        87.5
Wisconsin                   $368,000       1   0.15      $368,000    6.925  360.00   660        80.0
Wyoming                     $239,866       1   0.10      $239,866    5.875  358.00   679       100.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
55.01 - 60.00             $1,273,841       2   0.52      $636,921    5.556  358.36   676        59.4
60.01 - 65.00               $377,000       1   0.15      $377,000    5.250  359.00   653        65.0



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------



                                                       Interest Only (Group 2)
                                                          ARM $243,498,246
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                        Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
65.01 - 70.00             $3,089,500       6   1.27      $514,917    5.990  358.99   687        69.3
70.01 - 75.00             $6,043,080      15   2.48      $402,872    6.226  358.76   677        73.2
75.01 - 80.00           $119,995,949     315  49.28      $380,940    6.260  358.46   686        79.8
80.01 - 85.00            $16,587,827      34   6.81      $487,877    6.431  358.74   684        84.0
85.01 - 90.00            $35,328,635      81  14.51      $436,156    6.597  358.71   675        89.5
90.01 - 95.00            $10,955,545      25   4.50      $438,222    6.791  358.20   681        94.4
95.01 - 100.00           $49,846,869     127  20.47      $392,495    6.901  358.50   686        99.9
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000             $3,027,488       7   1.24      $432,498    4.948  358.45   707        85.4
5.001 - 5.500            $18,929,619      40   7.77      $473,240    5.369  358.58   692        79.5
5.501 - 6.000            $58,895,676     143  24.19      $411,858    5.851  358.42   693        83.2
6.001 - 6.500            $61,294,178     151  25.17      $405,922    6.325  358.50   683        85.1
6.501 - 7.000            $59,991,367     150  24.64      $399,942    6.791  358.67   677        87.8
7.001 - 7.500            $22,337,467      60   9.17      $372,291    7.280  358.52   674        88.7
7.501 - 8.000            $10,646,659      28   4.37      $380,238    7.784  358.39   679        92.1
8.001 - 8.500             $4,295,370      13   1.76      $330,413    8.217  358.44   673        95.2
8.501 - 9.000             $2,868,631      10   1.18      $286,863    8.840  358.47   667        92.4
9.001 - 9.500               $355,250       2   0.15      $177,625    9.306  358.44   676        97.8
9.501 - 10.000              $359,540       1   0.15      $359,540    9.650  358.00   686       100.0
10.501 - 11.000             $497,000       1   0.20      $497,000   10.550  359.00   646       100.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                            Property Type
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
SFR                     $166,588,777     411  68.41      $405,325    6.421  358.52   684        85.7
PUD                      $53,324,779     135  21.90      $394,998    6.586  358.48   680        85.6
CND                      $18,628,540      50   7.65      $372,571    6.560  358.58   689        87.2
2 FAM                     $4,507,050       9   1.85      $500,783    6.211  358.83   702        90.7
CNDP                        $449,100       1   0.18      $449,100    7.750  359.00   666        90.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                       Interest Only (Group 2)
                                                          ARM $243,498,246
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                               Purpose
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
PUR                     $161,518,110     428  66.33      $377,379    6.535  358.47   687        86.9
RCO                      $79,807,428     173  32.78      $461,315    6.334  358.63   677        83.9
RNC                       $2,172,709       5   0.89      $434,542    6.241  358.82   685        83.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
OO                      $239,223,111     598  98.24      $400,039    6.459  358.52   683        85.8
INV                       $3,297,635       7   1.35      $471,091    6.850  358.76   700        87.6
2H                          $977,500       1   0.40      $977,500    6.900  359.00   640        85.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
301 - 360               $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                 Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
FULL                    $139,060,355     338  57.11      $411,421    6.240  358.50   684        87.5
STATED INCOME           $104,437,891     268  42.89      $389,694    6.767  358.55   683        83.7
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684        85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.             ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
801 - 820                   $520,000       1   0.21      $520,000    6.600  360.00   811       100.0
781 - 800                 $3,922,875       9   1.61      $435,875    5.842  358.27   786        86.0
761 - 780                 $6,391,050      13   2.62      $491,619    6.158  358.77   769        80.0
741 - 760                $10,075,645      24   4.14      $419,819    6.283  358.49   751        86.3
721 - 740                $20,059,802      45   8.24      $445,773    6.096  358.36   729        85.5
701 - 720                $21,307,544      54   8.75      $394,584    6.405  358.37   710        87.7
681 - 700                $44,639,019     115  18.33      $388,165    6.547  358.42   690        87.2



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                      Interest Only (Group 2)
                                                          ARM $243,498,246
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                     Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
661 - 680                $55,663,623     140  22.86      $397,597    6.389  358.61   670   84.2
641 - 660                $76,861,538     196  31.57      $392,151    6.655  358.58   651   86.2
621 - 640                 $4,057,150       9   1.67      $450,794    6.750  358.74   640   85.3
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                Grade
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
A                       $243,498,246     606 100.00      $401,812    6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                           Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
0                        $34,687,235      92  14.25      $377,035    7.040  358.66   682   88.9
12                       $20,564,672      46   8.45      $447,058    6.705  358.62   691   83.3
24                      $120,623,367     304  49.54      $396,787    6.420  358.46   681   85.8
36                       $67,387,327     163  27.67      $413,419    6.178  358.53   686   85.2
60                          $235,646       1   0.10      $235,646    7.300  359.00   687   80.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                      Range of Months to Roll                  (Excludes  0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
13 - 18        16           $518,960       2   0.21      $259,480    7.726  352.00   682   96.6
19 - 24        22       $135,390,605     340  55.60      $398,208    6.482  358.47   682   85.7
25 - 31        31           $343,920       1   0.14      $343,920    5.950  355.00   746   80.0
32 - 37        35       $107,244,761     263  44.04      $407,775    6.442  358.63   685   86.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00      $401,812    6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                      (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $6,519,207      16   2.68      $407,450    5.450  357.99   701   82.8
5.001 - 6.000            $86,828,882     209  35.66      $415,449    5.903  358.50   691   81.9
6.001 - 7.000



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                       Interest Only (Group 2)
                                                          ARM $243,498,246
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                      (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
                        $111,132,233     277   45.64      $401,199   6.572  358.54   680   87.4
7.001 - 8.000            $31,033,657      79   12.74      $392,831   7.429  358.65   674   90.6
8.001 - 9.000             $6,804,767      22    2.79      $309,308   8.177  358.48   668   92.8
9.001 - 10.000              $682,500       2    0.28      $341,250   6.797  358.00   707   84.9
10.001 - 11.000             $497,000       1    0.20      $497,000  10.550  359.00   646  100.0
----------------------------------------------------------------------------------------------------------------------------------
6.385                   $243,498,246     606  100.00      $401,812   6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                   (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
10.001 - 10.500             $399,960       1    0.16      $399,960   6.250   359.00   702   80.0
10.501 - 11.000             $583,920       2    0.24      $291,960   6.330   358.76   706   80.0
11.001 - 11.500           $1,755,850       6    0.72      $292,642   5.327   358.43   682   76.8
11.501 - 12.000           $8,915,575      25    3.66      $356,623   5.579   357.92   707   81.9
12.001 - 12.500          $26,198,447      62   10.76      $422,556   5.705   358.45   693   80.3
12.501 - 13.000          $59,372,914     142   24.38      $418,119   5.950   358.49   690   83.4
13.001 - 13.500          $54,770,076     131   22.49      $418,092   6.388   358.52   682   85.7
13.501 - 14.000          $54,956,742     136   22.57      $404,094   6.811   358.67   677   88.5
14.001 - 14.500          $20,151,132      55    8.28      $366,384   7.333   358.59   671   89.9
14.501 - 15.000           $9,324,559      24    3.83      $388,523   7.797   358.52   682   92.7
15.001 - 15.500           $3,434,670      10    1.41      $343,467   8.305   358.56   670   96.3
15.501 - 16.000           $2,621,111       9    1.08      $291,235   8.826   358.51   669   91.7
16.001 - 16.500             $156,750       1    0.06      $156,750   9.250   359.00   640   95.0
16.501 - 17.000             $359,540       1    0.15      $359,540   9.650   358.00   686  100.0
17.501 - 18.000             $497,000       1    0.20      $497,000  10.550   359.00   646  100.0
----------------------------------------------------------------------------------------------------------------------------------
13.333                  $243,498,246     606  100.00      $401,812   6.466   358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Initial Periodic Rate Cap                  (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
1.500                   $203,942,456     488   83.76      $417,915   6.456  358.63   682   86.6
2.000                     $2,073,400       5    0.85      $414,680   6.750  357.38   687   89.4
3.000                    $37,482,390     113   15.39      $331,703   6.507  358.02   691   81.8
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606  100.00      $401,812   6.466  358.52   684   85.9
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

[LOGO OMITTED] Countrywide                           Computional Materials For
--------------------------
Securities Corporation                                          CWABS 2005-AB3
A Countrywide Capital Markets Company
------------------------------------------------------------------------------




                                                      Interest Only (Group 2)
                                                          ARM $243,498,246
                                                           Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                    Subsequent Periodic Rate Cap                (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
1.000                    $35,290,363     106  14.49       $332,928   6.560   358.07  691   82.2
1.500                   $208,207,883     500  85.51       $416,416   6.450   358.60  682   86.5
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00       $401,812   6.466   358.52  684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor                (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
4.001 - 5.000             $4,343,434      11   1.78       $394,858   5.306   358.37  708   83.8
5.001 - 6.000            $78,076,429     183  32.06       $426,647   5.745   358.47  693   82.3
6.001 - 7.000           $120,158,465     298  49.35       $403,216   6.558   358.58  680   86.5
7.001 - 8.000            $32,544,126      87  13.37       $374,070   7.445   358.49  674   89.9
8.001 - 9.000             $7,164,001      23   2.94       $311,478   8.467   358.45  671   94.1
9.001 - 10.000              $714,790       3   0.29       $238,263   9.479   358.22  681   98.9
> 10.000                    $497,000       1   0.20       $497,000  10.550   359.00  646  100.0
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00       $401,812   6.466   358.52  684   85.9
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Next Interest Adjustment Date               (Excludes 0  Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                            CURRENT     # OF   % OF      AVERAGE     GROSS   REMG.         ORIG
DESCRIPTION                 BALANCE     LOANS  TOTAL     BALANCE      WAC    TERM   FICO   LTV
----------------------------------------------------------------------------------------------------------------------------------
01/07                       $518,960       2   0.21       $259,480   7.726   352.00  682   96.6
04/07                       $692,000       2   0.28       $346,000   6.503   355.00  687   79.7
05/07                     $1,088,000       4   0.45       $272,000   6.326   356.00  670   80.0
06/07                     $8,492,584      23   3.49       $369,243   6.320   357.00  687   85.0
07/07                    $57,466,913     150  23.60       $383,113   6.493   358.00  687   86.6
08/07                    $58,589,001     141  24.06       $415,525   6.484   359.00  678   85.3
09/07                     $9,062,108      20   3.72       $453,105   6.564   360.00  674   85.1
04/08                       $343,920       1   0.14       $343,920   5.950   355.00  746   80.0
05/08                     $1,466,619       4   0.60       $366,655   5.991   356.00  700   82.6
06/08                     $3,909,300      11   1.61       $355,391   6.556   357.00  697   87.3
07/08                    $37,340,993      99  15.34       $377,182   6.382   358.00  683   86.2
08/08                    $54,598,410     129  22.42       $423,243   6.484   359.00  684   85.6
09/08                     $9,929,439      20   4.08       $496,472   6.463   360.00  695   87.2
----------------------------------------------------------------------------------------------------------------------------------
                        $243,498,246     606 100.00       $401,812   6.466   358.52  684   85.9
----------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.